Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Stanley Furniture Company, Inc. (the "Company") Quarterly Report on form 10-Q for the period ended June 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey
R. Scheffer, Chief Executive Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1).     The Report fully complies with the requirements of Section 13
                  (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2004                                By: /s/Jeffrey R. Scheffer
                                                       ----------------------
                                                       Jeffrey R. Scheffer
                                                       Chief Executive Officer